                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 13, 1999


                             NUTRAMAX PRODUCTS, INC.
                          ------------------------------
               (Exact name of registrant as specified in charter)
               --------------------------------------------------


          Delaware                    000-18671                 061200464
     ------------------          ------------------         -----------------
(State or other jurisdiction  (Commission file number)         (IRS employer
      of incorporation)                                     identification no.)


                    51 Blackburn Drive, Gloucester, MA 01930
                    ----------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 283-1800
                                                           --------------




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Item 5 - Other Events
---------------------

     On January 13, 1999, NutraMax Products, Inc. (the "Company") consummated a private placement transaction with Cape Ann Investors, L.L.C., the Company's largest stockholder, Donald E. Lepone, the Chief Executive Officer, President and a Director of the Company, and Bernard J. Korman, the Chairman of the Board of the Company (collectively, the "Purchasers"). Pursuant to the private placement, which was approved by the Company's shareholders at the annual meeting held on January 12, 1999, the Company issued and sold an aggregate of 1,441,860 shares of common stock of the Company at a price per share of $4.30, for an aggregate purchase price of $6,200,000. The purchase price of $4.30 per share represented a premium of 11% to the closing price per share on October 21, 1998, the date on which the Board of Directors of the Company agreed in principle to the terms of the private placement. Pursuant to agreements with its senior and subordinated lenders, the Company will use the proceeds of the private placement to pay down $4,500,000 of indebtedness outstanding under its senior credit facilities and up to $1,500,000 of outstanding indebtness to its trade creditors.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)        Exhibits.


Exhibit         Name
-------         ----

4.1*            Stock Purchase Agreement by and between NutraMax Products, Inc.
                and Cape Ann Investors, L.L.C., dated as of November 6, 1998.

4.2*            Stock Purchase Agreement by and between NutraMax Products, Inc.
                and Bernard J. Korman, dated as of November 6, 1998.

4.3*            Stock Purchase Agreement by and between NutraMax Products, Inc.
                and Donald E. Lepone, dated as of November 6, 1998.

99.1+ Press Release issued for publication on January 13, 1999, announcing the consummation of the private placement transaction.

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*  Filed as an Exhibit to the NutraMax Products, Inc. Annual Report on Form 10-K
   for the fiscal year ended October 3, 1998, and incorporated herein by reference.

+  Filed herewith.
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                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NUTRAMAX PRODUCTS, INC.



Date: January 25, 1999            By: /s/ Robert F. Burns
                                     ----------------------------------------
                                     Robert F. Burns, Chief Financial Officer
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                                   EXHIBIT INDEX
                                   -------------


Exhibit         Name                                                     Page
-------         ----                                                     ----

4.1*        Stock Purchase Agreement by and between NutraMax
            Products, Inc. and Cape Ann Investors, L.L.C., dated as of November 6, 1998.

4.2*        Stock Purchase Agreement by and between NutraMax
            Products, Inc. and Bernard J. Korman, dated as of
            November 6, 1998.

4.3*        Stock Purchase Agreement by and between NutraMax
            Products, Inc. and Donald E. Lepone, dated as of
            November 6, 1998.

99.1+       Press Release issued for publication on January 13,
            1999, announcing the consummation of the private placement transaction.

---------
* Filed as an Exhibit to the NutraMax Products, Inc. Annual Report on Form 10-K for the fiscal year ended October 3, 1998, and incorporated herein by reference.

+ Filed herewith.